UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2012 (December 10, 2012)

CUBESMART

     CUBESMART, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland (CubeSmart)	001-32324	20-1024732
Delaware (CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

460 E. Swedesford Road, Suite 3000, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices)

(610) 293-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01        Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01 Regulation FD Disclosure.

On December 10, 2012, CubeSmart (NYSE:CUBE) issued a press release announcing that our Board of Trustees declared a quarterly cash dividend on our common shares of $0.11 per share and a quarterly cash dividend on our Series A Cumulative Redeemable Preferred Shares of $0.484375.  The press release announced that the respective dividends are payable on January 15, 2013 to shareholders of record at the close of business on January 1, 2013.  Since January 1, 2013 is a holiday, the record date will be January 2, 2013.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: December 11, 2012		By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

CUBESMART, L.P.

	By:	CubeSmart, its general partner

Date: December 11, 2012		By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary